MET INVESTORS SERIES TRUST

                      Strategic Growth and Income Portfolio
                     Strategic Conservative Growth Portfolio
                           Strategic Growth Portfolio

                        SUPPLEMENT DATED JUNE 10, 2008 TO
                         PROSPECTUS DATED APRIL 28, 2008

     This Supplement is made as of June 10, 2008 to the Prospectus of Met Investors Series Trust (the "Trust") dated April 28, 2008.

     Effective May 23, 2008, Mr. James Havey, Senior Vice President and Director of Manager Strategy for Gallatin Asset Management, Inc. was named as Chairman of Gallatin Professional Fund Advisor Investment Committee and is responsible for portfolio construction of the Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and the Strategic Growth Portfolio.

     Mark Keller is removed from the portfolio management team.

     The information appearing under the heading "Management--The Adviser" in the Trust's Prospectus regarding the portfolio managers to the Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and Strategic Growth Portfolio is revised accordingly.